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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:  NOVEMBER 30, 1998
DATE OF EARLIEST EVENT REPORTED:  NOVEMBER 30, 1998

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                     1-12929                     36-4135495
  (State or other         (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                           Identification
 incorporation or                                               Number)
   organization)
                        1375 LENOIR RHYNE BOULEVARD,
                       HICKORY, NORTH CAROLINA 28601

                  (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (828) 324-2200


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Item 5. Other Events.

     On November 30, 1998, the registrant issued the press release filed as
Exhibit 99.1 hereto.



Item 7. Financial Statements and Exhibits.


               Exhibit       Description
               -------       -----------

                99.1         Press Release issued November 30, 1998


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: November 30, 1998.


                                   COMMSCOPE, INC.


                                   By:  /s/ Jearld L. Leonhardt
                                      -------------------------------
                                       Jearld L. Leonhardt
                                       Executive Vice President
                                       Finance and Administration


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                               EXHIBIT INDEX


               Exhibit       Description
               -------       -----------

                99.1         Press Release issued November 30, 1998